                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): July 21, 1997



                      Sears Credit Account Master Trust II
               (Exact name of registrant as specified in charter)




    Illinois                   0-24776                     Not Applicable
    (State of              (Commission File                (IRS Employer
    Organization)              Number)                  Identification No.)


c/o Sears Receivables Financing Group, Inc.
  3711 Kennett Pike                                           19807
  Greenville, Delaware                                      (Zip Code)
(Address of principal executive offices)


Registrant's Telephone Number, including area code:  (302) 888-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events

            On July 21, 1997, the registrant made available to prospective investors a Prospectus Supplement, dated July 21, 1997, to a Prospectus, dated July 21, 1997, for the $500,000,000.00 aggregate principal amount of Series 1997-1 6.20% Class A Master Trust Certificates and $22,500,000.00 aggregate principal amount of Series 1997-1 6.40% Class B Master Trust Certificates of Sears Credit Account Master Trust II. The Prospectus Supplement and Prospectus are attached hereto as Exhibit 99.




Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99 Prospectus Supplement dated July 21, 1997 to the Prospectus dated July 21, 1997 for Sears Credit Account Master Trust II Master Trust Certificates. Prospectus dated July 21, 1997 for Sears Credit Account Master Trust II Master Trust Certificates.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Sears Credit Account Master Trust II
                                               (Registrant)


                                     By: Sears Receivables Financing Group, Inc.



Date:  July 24, 1997                 By:  /S/ Gary D. Farrar
                                          Gary D. Farrar
                                          Vice President, Administration

                                 EXHIBIT INDEX




Exhibit 99 Prospectus Supplement dated July 21, 1997 to the Prospectus dated July 21, 1997 for Sears Credit Account Master Trust II Master Trust Certificates. Prospectus dated July 21, 1997 for Sears Credit Account Master Trust II Master Trust Certificates.